UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 14, 2011

AmerisourceBergen Corporation

(Exact name of registrant as specified in its charter)

Delaware	1-16671	23-3079390
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1300 Morris Drive Chesterbrook, PA		19087
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (610) 727-7000

N/A

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On November 14, 2011, AmerisourceBergen Corporation (the “Company”) completed the sale of $500 million aggregate principal amount of the Company’s 3.500% Senior Notes due November 15, 2021 (the “Notes”). The Notes were issued under and are governed by an Indenture, dated as of November 19, 2009 (the “Base Indenture”), between the Company and U.S. Bank National Association, as trustee (the “Trustee”), as supplemented and amended by a Second Supplemental Indenture, dated as of November 14, 2011, by and among the Company, certain of the Company’s direct and indirect U.S. subsidiaries named therein (the “Guarantors”) and the Trustee (the “Supplemental Indenture” and, together with the Base Indenture, the “Indenture”).

The Notes bear interest at a rate of 3.500% per year, payable semiannually in arrears on May 15 and November 15 of each year, beginning on May 15, 2012. The Notes will mature on November 15, 2021, unless earlier redeemed or repurchased. The Company may redeem the Notes, in whole or in part, at any time and from time to time prior to August 15, 2021 at a “make-whole” redemption price set forth in the Supplemental Indenture (which redemption price may not be less than the principal amount of the Notes to be redeemed) and at any time on or after August 15, 2021 at 100% of the principal amount, in each case, plus accrued and unpaid interest, if any, to the date of redemption. Subject to certain limitations, in the event of a change of control of the Company, the Company will be required to make an offer to purchase the Notes at a price equal to 101% of the principal amount of the Notes to be purchased, plus accrued and unpaid interest, if any, to the date of repurchase.

The Notes are unsecured and unsubordinated obligations of the Company and are guaranteed (“Guarantees”) on an unsecured basis by each of the Company’s current and future U.S. subsidiaries (other than certain excluded non-Guarantor subsidiaries) that have outstanding, or incur or guarantee, certain specified indebtedness. The Guarantees are joint and several obligations of the Guarantors. As of the issue date of the Notes, Guarantees were provided by each of the Guarantors, which are the same subsidiaries that guarantee the Company’s 5 5/8% Senior Notes due 2012, 5 7/8% Senior Notes due 2015, 4 7/8% Senior Notes due 2019 and $700 million five-year multi-currency revolving credit facility. The Guarantees may be released under certain circumstances as specified in the Supplemental Indenture. The Notes are not guaranteed by any of the Company’s foreign subsidiaries. The Notes and each Guarantee rank equal in right of payment with all of the Company’s and the applicable Guarantor’s other existing and future unsecured and unsubordinated indebtedness. However, the Notes are structurally subordinated to all indebtedness and other liabilities, including trade payables, of the Company’s non-Guarantor subsidiaries.

Subject to a number of important qualifications and exceptions, the Indenture, among other things, limits the Company’s ability and the ability of the Company’s restricted subsidiaries to create liens and to enter into sale and leaseback transactions and limits the Company’s ability to merge or consolidate with or into other entities or to sell, lease or convey all or substantially all of the Company’s and its restricted subsidiaries’ assets, taken as a whole.

The Indenture provides for certain events of default which include (subject in certain cases to grace and cure periods), among others, nonpayment of principal or interest; breach of covenants or warranties in the Indenture; defaults under or failure to pay certain other indebtedness; failure to pay certain final judgments; the failure of any Guarantees to be enforceable; and certain events of bankruptcy, insolvency, reorganization, administration or similar proceedings. Generally, if an event of default occurs, the Trustee and the holders of at least 25% in aggregate principal amount of the then outstanding Notes may declare all the Notes to be due and payable immediately.

The foregoing is a brief description of certain terms of the Indenture and, by its nature, is incomplete. It is qualified in its entirety by the text of the Indenture. The Company is filing the Supplemental Indenture as Exhibit 4.1 to this Current Report on Form 8-K and the Base Indenture was filed with the Securities and Exchange Commission on November 23, 2009 as Exhibits 4.1 to the Company’s Current Report on Form 8-K, both of which are incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 above with respect to the Indenture and the Notes is hereby incorporated by reference into this Item 2.03 insofar as it relates to the creation of a direct financial obligation.

Item 8.01. Other Events.

The legal opinion of Morgan, Lewis & Bockius LLP as to the validity of the Notes and the Guarantees is attached as Exhibit 5.1 to this Current Report on Form 8-K and such opinion contains the consent of Morgan, Lewis & Bockius LLP to the filing of its opinion as an exhibit to this Current Report on Form 8-K. In addition, Hunton & Williams LLP has also delivered the opinion attached hereto as Exhibit 5.2 to this Current Report on Form 8-K and such opinion contains the consent of Hunton & Williams LLP to the filing of its opinion as an exhibit to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits

Exhibit Number	Description

4.1	Second Supplemental Indenture, dated November 14, 2011, by and among AmerisourceBergen Corporation, the subsidiary guarantors named therein and U.S. Bank National Association (including Form of 3.500% Senior Note due 2021).

5.1	Opinion of Morgan, Lewis & Bockius LLP.

5.2	Opinion of Hunton & Williams LLP.

23.1	Consent of Morgan, Lewis & Bockius LLP (contained in Exhibit 5.1).

23.2	Consent of Hunton & Williams LLP (contained in Exhibit 5.2).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERISOURCEBERGEN CORPORATION

Date: November 14, 2011	By:	/s/ Michael D. DiCandilio
		Name:	Michael D. DiCandilo
		Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

4.1	Second Supplemental Indenture, dated November 14, 2011, by and among AmerisourceBergen Corporation, the subsidiary guarantors named therein and U.S. Bank National Association (including Form of 3.500% Senior Note due 2021).

5.1	Opinion of Morgan, Lewis & Bockius LLP.

5.2	Opinion of Hunton & Williams LLP.

23.1	Consent of Morgan, Lewis & Bockius LLP (contained in Exhibit 5.1).

23.2	Consent of Hunton & Williams LLP (contained in Exhibit 5.2).